UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 3, 2026
GLOBUS MEDICAL, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	001-35621	04-3744954
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2560 General Armistead Avenue, Audubon, PA 19403-5214
(Address of principal executive offices) (Zip Code)
(610) 930-1800
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.001 per share	GMED	New York Stock Exchange
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 3, 2026, Globus Medical, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved an amendment (the “2021 Equity Incentive Plan Amendment”) to the Globus Medical, Inc. 2021 Equity Incentive Plan (the “Plan”) to increase the number of shares authorized thereunder by 1,000,000 (the Plan as amended by the 2021 Equity Incentive Plan Amendment, the “Amended Plan”). The 2021 Equity Incentive Plan Amendment was previously recommended for approval by the Compensation Committee of the Board of Directors of the Company (the “Board”) and approved by the Board, in each case, subject to stockholder approval at the Annual Meeting. The 2021 Equity Incentive Plan Amendment became effective on June 3, 2026 upon stockholder approval and increased the aggregate number of shares authorized for issuance under the Plan to 12,000,000 shares of the Company’s Class A Common Stock. The 2021 Equity Incentive Plan Amendment also increased the aggregate number of shares of Class A Common Stock that may be issued or transferred under the Plan pursuant to incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, from 11,000,000 to 12,000,000.
The material terms of the Amended Plan are described in the section entitled “Proposal 2 – Approval of Amendment to the 2021 Equity Incentive Plan” set forth on pages 15-23 of the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 24, 2026 in connection with the Annual Meeting (the “Proxy Statement”), which such description is incorporated herein by reference and qualified its entirety by the full text of the Amended Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the stockholders voted on the following four proposals and cast their votes as described below.
Proposal 1 - Election of two Class II directors to serve until the 2029 Annual Meeting of Stockholders.
Each of the director nominees listed below were elected by the Company’s stockholders at the Annual Meeting to serve a three-year term on the Board. The voting results were as follows:

Director Nominee	For	Withhold	Broker Non-Vote
Keith W. Pfeil	293,453,432	28,120,775	6,902,949
Robert A. Douglas	311,683,904	9,890,303	6,902,949
Proposal 2 - Approval of 2021 Equity Incentive Plan Amendment.
The Company’s stockholders approved the 2021 Equity Incentive Plan Amendment. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
246,228,534	75,266,538	79,135	6,902,949
Proposal 3 - Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.
The Company’s stockholders approved the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
327,965,803	467,955	43,398	0
Proposal 4 - Approval, on a non-binding, advisory basis, of the 2025 compensation of the Company’s named executive officers.
The Company’s stockholders approved, on a non-binding, advisory basis the 2025 compensation of the Company’s named executive officers, as described in the Proxy Statement. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
316,289,675	5,212,943	71,589	6,902,949
No item, other than the four proposals addressed above and described in the Proxy Statement, was submitted at the Annual Meeting for stockholder action.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
Exhibit Number	Description

10.1	Globus Medical, Inc. 2021 Equity Incentive Plan, as amended
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBUS MEDICAL, INC.
(Registrant)

Dated:	June 4, 2026	/s/ KELLY G. HULLER

Kelly G. Huller
Executive Vice President, General Counsel and Secretary